CONSUMPTION TAX	12 Months Ended
Dec. 31, 2011
CONSUMPTION TAX
15	CONSUMPTION TAX

The PRC government introduced regulations in relation to consumption tax to be levied on diesel products which took effect on January 1, 2009. Measures introduced under these regulations include, among others, increases in consumption tax on various refined oil products, including diesel. Pursuant to these regulations, consumption tax on diesel products sold to the refined oil market levied on diesel producers would increase from RMB0.10 per liter to RMB0.80 per liter. Prior to January 1, 2009, biodiesel products, which are produced from animal and vegetable fats and oils, were specifically exempt from consumption tax. The regulations redefined diesel products that are subject to consumption tax and repeal the exemption which were previously applied to biodiesel products. The Company did not pay any consumption tax but made a provision for the consumption tax of RMB103,780 pursuant to the prevailing tax regulations in respect of its sales of biodiesel products for the year ended December 31, 2009.

On December 24, 2010, the Ministry of Finance and the State Administration of Taxation of the PRC issued Caishui 118. According to Caishui 118, the production of pure biodiesel made from animal fats or vegetable oils is exempt from consumption tax in China, subject to fulfillment of certain conditions. Caishui 118 is effective immediately and applies retrospectively to January 1, 2009, such that any consumption tax paid on any such biodiesel since January 1, 2009, will be refunded. The Company expects that biodiesel produced at all of its production facilities will satisfy the conditions set forth by Caishui 118 and therefore will qualify for the exemption. Accordingly, the Company reversed the provision for consumption tax of RMB103,780 and recorded the reversal as other operating income in the statement of operations for the year ended December 31, 2010.